UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under to §240.14a-12

Angel Oak Funds Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CONSENT SOLICITATION STATEMENT

ANGEL OAK FUNDS TRUST

Angel Oak Total Return ETF

980 Hammond Drive, Suite 200, Atlanta, Georgia 30328

(404) 953-4900

January 16, 2026

Dear Shareholder:

This Consent Solicitation Statement (the “Statement”) is being furnished to shareholders of Angel Oak Total Return ETF (the “Fund”), a series of Angel Oak Funds Trust (the “Trust”), in connection with the solicitation of written consents (in lieu of a meeting of shareholders) from the shareholders of the Fund (the “Written Consent”). The Trust’s Board of Trustees (the “Board”) is seeking your approval of an investment subadvisory agreement (the “Investment Subadvisory Agreement”) by and between Angel Oak Capital Advisors, LLC (the “Adviser”) and Brookfield Public Securities Group LLC (“PSG” or the “Sub-Adviser”). The Investment Subadvisory Agreement does not change the fees you pay. The Adviser and Sub-Adviser are both indirect subsidiaries of Brookfield Asset Management Ltd. and, therefore, the Sub-Adviser is an “affiliated person” of the Adviser under the Investment Company Act of 1940, as amended. A form of the Written Consent is attached as Exhibit A.

The Trust is organized as a Delaware statutory trust. The Trust currently has eight (8) series, but only the Fund is the subject of this Statement and only shareholders of the Fund are being provided with this Statement and the Written Consent. The Trust’s By-Laws permit any action taken by shareholders to be taken without a meeting if shareholders holding a majority of shares entitled to vote on the matter consent to the action in writing and the written consents are filed with the records of the meetings of shareholders.

This Statement and Written Consent, or a Notice of Internet Availability of Consent Solicitation Materials containing instructions on how to access this Statement and Written Consent, are first being mailed to shareholders of the Fund on or about January 23, 2026. Shareholders are requested to promptly execute and submit their Written Consents to the Trust. For those shares held in street name, the bank or broker can only vote the relevant shares after receipt of specific instructions from the shareholder(s). Each shareholder should contact the bank or broker responsible for the relevant account and instruct him or her regarding the Written Consent as soon as possible.

The Board unanimously recommends that you approve the investment sub-advisory agreement between the Adviser and Sub-Adviser. Shareholders of record as of the close of business on December 8, 2025 (the “Record Date”) are to receive this Statement and the accompanying Written Consent, or a Notice of Internet Availability of Consent Solicitation Materials containing instructions on how to access this Statement and Written Consent, and are entitled to one vote for each whole share of the Fund held and a proportionate fractional vote for each fractional share held. Copies of this Statement and the Written Consent are also available to shareholders of the Fund at: www.proxyvote.com.

The Board recommends that you vote “FOR” the Investment Subadvisory Agreement.

The Written Consents are to be returned to 51 Mercedes Way, Edgewood, NY 11717, and a self-addressed, postage prepaid envelope is enclosed for your convenience. Written Consents must be received by March 13, 2026.

This Statement should be kept for future reference. If you would like to receive additional copies of this Statement or Written Consent, please contact the Trust by writing to the Fund’s address, or by calling (888) 685-2915 (option 1). We appreciate your participation and prompt response to this matter and thank you for your continued support.

Sincerely,

/s/ Ward Bortz

Ward Bortz

President, Angel Oak Funds Trust

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QUESTIONS AND ANSWERS

BY ITS VERY NATURE, THE FOLLOWING “QUESTIONS AND ANSWERS” SECTION IS A SUMMARY AND IS NOT INTENDED TO BE AS DETAILED AS THE DISCUSSION FOUND LATER IN THE CONSENT SOLICITATION MATERIALS. FOR THAT REASON, THE INFORMATION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ENCLOSED CONSENT SOLICITATION STATEMENT TO SHAREHOLDERS (“STATEMENT”).

Q.	Why am I receiving this Consent Solicitation Statement?

A.

You are receiving these materials — a booklet that includes the Statement and your written consent card — because you have the right to vote on important matters concerning Angel Oak Total Return ETF (the “Fund”), a series of Angel Oak Funds Trust (the “Trust”).

At a meeting of the Board of Trustees of the Trust (the “Board”) held on December 2-3, 2025, based on the recommendation by Angel Oak Capital Advisors, LLC (“Angel Oak” or the “Adviser”), the Board, including a majority of the trustees who are not “interested persons” of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved the Investment Subadvisory Agreement, under which Brookfield Public Securities Group LLC (“PSG” or the “Sub-Adviser”) would be engaged as a sub-adviser for the Fund, subject to approval by the Fund’s shareholders. The Adviser and Sub-Adviser are both indirect subsidiaries of Brookfield Asset Management Ltd. and, therefore, the Sub-Adviser is an “affiliated person” of the Adviser under the 1940 Act. Pursuant to Section 15(a) of the 1940 Act, a majority of the outstanding voting securities of the Fund must approve the Investment Subadvisory Agreement.

Q.	Why is a shareholder vote required for the approval of this Investment Subadvisory Agreement?

A.

Although the Fund is permitted to use a “manager-of-managers” structure pursuant to exemptive relief (the “Relief”) granted by the Securities and Exchange Commission (the “SEC”) to the Trust and the Adviser, which, subject to certain conditions, generally allows the Adviser to appoint a sub-adviser for the Fund pursuant to an investment subadvisory agreement without shareholder approval, such Relief does not apply if a sub-adviser is an “affiliated person” (as such term is defined in the 1940 Act) of the Adviser. Accordingly, since PSG is an affiliated person of the Adviser, as noted above, shareholder approval is required for the Investment Subadvisory Agreement.

Q.	How does the Board recommend that shareholders vote?

A.

After careful considerations, the Board recommends that shareholders vote “FOR” the proposal. Please see the section entitled “Board Recommendation” with respect to the proposal for a discussion of the Board’s considerations in making such recommendations.

Q.	Why does the Board recommend that shareholders approve the Investment Subadvisory Agreement?

A.

The Adviser and the Board believe that the addition of PSG as a sub-adviser to the Fund, if approved by the shareholders, will benefit the Fund and its shareholders by providing the Adviser with access to PSG’s portfolio managers and investment personnel who have specialized expertise regarding investments in corporate debt securities. The portfolio managers’ industry experience covers several credit cycles, giving them long-term perspective when evaluating credit risk and managing portfolios. PSG provides advisory services to several other registered investment companies, as well as financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds, and high net-worth investors. As of September 30, 2025, PSG had over $64 billion in assets under management, approximately 100 employees, and 42 total investment professionals.

The Board has determined to seek shareholder approval of the Investment Subadvisory Agreement through this written consent because it believes that doing so will be beneficial for the Fund and its shareholders because it will allow them to avoid the additional costs and time needed to convene a shareholder meeting and solicit proxies therefor.

Q.	Who is asking for my vote?

A.

The enclosed written consent is being solicited by the Board in lieu of a meeting. The Trust’s By-Laws permit any action taken by shareholders to be taken without a meeting if shareholders holding a majority of shares entitled to vote on the matter consent to the action in writing and the written consents are maintained in the Trust’s records.

Q.	What will be the impact to the Fund (and its risk profile) if the Proposal is approved?

A.

If the Proposal is approved, PSG will serve as sub-adviser to a portion of the Fund’s portfolio that is allocated to corporate debt. There are not expected to be any changes to the Fund’s risk profile.

Q.	Will the advisory fees paid by the Fund change if the Investment Subadvisory Agreement is approved?

A.

No. The advisory fees paid by the Fund will not change if the Investment Subadvisory Agreement is approved by shareholders. There will be no increase in advisory fees paid by the Fund if the Proposal is approved.

Q.	When will the Investment Subadvisory Agreement take effect?

A.

If approved by shareholders, the Investment Subadvisory Agreement will become effective upon the effectiveness of a new prospectus for the Fund that reflects the Investment Subadvisory Agreement, which will replace the Fund’s current prospectus, and will remain in effect for an initial two-year period. After the initial term, the Investment Subadvisory Agreement will continue in effect from year to year thereafter if approved at least annually by the Board, including a majority of the Independent Trustees.

Q.	What vote is required to approve the proposal?

A.

The Investment Subadvisory Agreement must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at a meeting of shareholders or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. Because this Statement is being furnished to shareholders of the Fund in connection with an action to be taken by written consent in lieu of a meeting of the shareholders, approval of the Investment Subadvisory Agreement requires approval by a majority (i.e., more than 50%) of the Fund’s outstanding shares. Abstention will have the same effect as a vote against the Proposal. A failure by beneficial owners to provide their broker or nominee instructions about how to vote shares will also have the same effect as a vote against the Proposal.

Q.	Will my vote make a difference?

A.

Yes! Your vote is needed to ensure that the proposal can be acted upon. We encourage all shareholders to participate in the governance of their Fund. Additionally, your immediate response on the enclosed written consent card will help save the costs of any further solicitations.

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Q.	How do I place my vote?

A.

You may provide the Fund with your vote by mail with the enclosed written consent. You may use the enclosed postage-paid envelope to mail your written consent. Please follow the enclosed instructions. If you need more information on how to vote, or if you have any questions, please call (888) 685-2915 (option 1).

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this solicitation. If you have any questions, please call (888) 685-2915 (option 1).

PROMPT EXECUTION AND RETURN OF THE ENCLOSED WRITTEN CONSENT CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. WRITTEN CONSENTS MUST BE RECEIVED BY MARCH 13, 2026.

PLEASE VOTE USING THE ENCLOSED WRITTEN CONSENT CARD AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED WRITTEN CONSENT CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF CONSENT SOLICITATION MATERIALS

This Statement is available online at www.proxyvote.com. As a recently formed fund, the Fund has not yet produced shareholder reports or financial statements. In the future, shareholders will be able to find important information about the Fund in the Fund’s annual report, in the Fund’s financial statements filed on Form N-CSR, and in any recent semi-annual report and semi-annual financial statements filed on Form N-CSR succeeding such annual report, if any. When available, you may obtain copies of these reports, without charge by writing to the Fund, by calling the telephone number shown on the front page of this Statement or at www.angeloakcapital.com.

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ANGEL OAK FUNDS TRUST

Angel Total Return ETF

980 Hammond Drive, Suite 200

Atlanta, Georgia 30328

(404) 953-4900

CONSENT SOLICITATION STATEMENT DATED JANUARY 16, 2026

General Voting Information. Each shareholder may cast one vote pursuant to the Consent Solicitation for each full share, and a proportional fractional vote for each fractional share, of the Fund that they owned of record on December 8, 2025 (the “Record Date”). Appendix A lists the number of shares issued and outstanding for the Fund on the Record Date. Appendix B lists the shareholders who owned 5% or more of the outstanding shares of the Fund on the Record Date. It is expected that this Statement and the accompanying written consent (“Written Consent”), or a Notice of Internet Availability of Consent Solicitation Materials containing instructions on how to access this Statement and Written Consent, will be first mailed to shareholders on or about January 23, 2026.

Written Consents may be revoked or withdrawn by a shareholder at any time prior to the date that Written Consents of the number of shares required to approve the proposal have been filed with the Secretary of the Trust, which is expected to be on or about March 13, 2026. To be effective, a revocation or withdrawal of the Written Consent must be in writing and must be received by the Secretary of the Trust at 980 Hammond Drive, Suite 200, Atlanta, Georgia 30328. A revocation or withdrawal must specify the shareholder’s name and the date of the Written Consent being revoked or withdrawn.

This solicitation is being made primarily by mail but may also be made by employees of Angel Oak and its affiliates, as well as dealers or their representatives in person or by mail, telephone, electronic mail, facsimile or oral communication.

Fund Reports. As a recently formed fund, the Fund has not yet produced shareholder reports. In the future, copies of the Fund’s most recent annual report and semi-annual report will be available upon request, at no charge, by writing to the Fund c/o U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, WI 53201-0701, by calling (888) 685-2915 (option 1), or by visiting the Fund’s website at www.angeloakcapital.com.

THE PROPOSAL—TO APPROVE THE INVESTMENT SUBADVISORY AGREEMENT BETWEEN THE ADVISER AND THE SUB-ADVISER WITH RESPECT TO THE FUND

You are being asked to approve an investment sub-advisory agreement (an “Investment Subadvisory Agreement”) between the Adviser and the Sub-Adviser with respect to the Fund.

Changes to the Fund if the Investment Subadvisory Agreement is Approved

If the Investment Subadvisory Agreement is approved, PSG will be added as a sub-adviser. The Adviser and PSG are under common control since they are each controlled by the same indirect parent company, Brookfield Asset Management Ltd. Accordingly, PSG is an “affiliated person” of the Adviser under the 1940 Act. The Fund’s investment risks and strategies and non-fundamental investment restrictions will not change without further action by the Board of Trustees of the Trust (the “Board”) and/or Fund shareholders as required by applicable law. If the Investment Subadvisory Agreement is approved by shareholders, PSG is expected to manage a portion of the Fund’s assets that are allocated to corporate debt. The Investment Subadvisory Agreement does not change the fees shareholders pay.

Material Terms of the Investment Subadvisory Agreement

A copy of the Investment Subadvisory Agreement is attached hereto as Appendix D. The following description is only a summary; you should refer to Appendix D for the Investment Subadvisory Agreement.

Subadvisory Services. The Investment Subadvisory Agreement provides that PSG will provide a continuous discretionary investment program for a portion of the Fund designated by the Adviser as assigned to the Sub-Adviser (the “Segment”), subject to the oversight of the Adviser and the Board.

Compensation of PSG. The Adviser will pay the Sub-Adviser at an annual rate of 0.18% of the net assets of the net assets of the Segment of the Fund that is managed by the Sub-Adviser. The Investment Subadvisory Agreement does not change the fees shareholders pay.

Limitation of Liability. Under the Investment Subadvisory Agreement, the Sub-Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering its services or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. However, the Sub-Adviser is not protected for losses arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties in rendering its services under the Investment Subadvisory Agreement.

Term and Continuance. The Investment Subadvisory Agreement remains in effect for a period of two (2) years from the date of effectiveness. Thereafter, consistent with the applicable provision of the 1940 Act, if not terminated, the Investment Subadvisory Agreement continues in effect for additional periods not exceeding one year so long as such continuation is approved at least annually by: (i) the Board or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees who are not parties to the Investment Subadvisory Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

The Investment Subadvisory Agreement may be terminated at any time, without payment of any penalty, by the Board, by the Adviser or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice to the Sub-Adviser, and by the Sub-Adviser upon 60 days’ written notice to the Adviser and the Board. The Investment Subadvisory Agreement will terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

Board Considerations in Approving the Investment Subadvisory Agreement

Pursuant to Section 15 of the 1940 Act, at a Regular Meeting of the Board held on December 2-3, 2025 (the “Board Meeting”), at which a majority of the members of the Board (the “Trustees”), including a majority of the Trustees who are not “interested persons” (as defined under the 1940 Act) of the Trust and who are non-interested persons of any party to the Investment Subadvisory Agreement (the “Independent Trustees”), were present, the Trustees considered and voted in favor of the Investment Subadvisory Agreement, pursuant to which, subject to approval by the Fund’s shareholders, the Sub-Adviser will serve as investment sub-adviser to the Fund.

The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow it to properly consider the approval of the Investment Subadvisory Agreement, and it is the duty of the Sub-Adviser to furnish the Trustees with information that is responsive to their request. Accordingly, in determining whether to approve the Investment Subadvisory Agreement between the Adviser and the Sub-Adviser with respect to the Fund, the Board requested, and the Sub-Adviser provided, information and data relevant to the Board’s consideration. The Board also considered responses to Trustees’ questions at the Board Meeting.

Following their review and consideration, the Trustees determined that the Investment Subadvisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. Accordingly, the Board, including the Independent Trustees, unanimously approved the Investment Subadvisory Agreement. In reaching their decision, the Trustees requested and obtained from the Sub-Adviser such information as they deemed reasonably necessary to evaluate the Investment Subadvisory Agreement. In considering the Investment Subadvisory Agreement with respect to the Fund, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant. Before voting on the Investment Subadvisory Agreement, the Independent Trustees reviewed the Investment Subadvisory Agreement with independent legal counsel to the Independent Trustees and received a memorandum from independent legal counsel to the Independent Trustees discussing the legal standards for their consideration of the Investment Subadvisory Agreement. The Trustees also discussed the Investment Subadvisory Agreement with independent legal counsel in executive sessions at which no representatives of the Adviser or the Sub-Adviser were present. The Trustees based their decision on the following considerations, among others, although they did not identify any single specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided. The Board reviewed the purposes and investment objective of the Fund and the Adviser’s overall plan to meet the Fund’s stated purposes and objective. The Board considered Angel Oak’s reasons for recommending the appointment of the Sub-Adviser as sub-adviser to a portion of the Fund’s portfolio that is allocated to corporate debt, including the Adviser’s belief that the Sub-Adviser’s expertise investing in corporate debt securities, as well as its long-term local relationships in key markets, would benefit the Fund and it shareholders. The Board also received materials from the Sub-Adviser detailing its historical investment performance with respect to the strategy that would be implemented for the Fund and its investment philosophy. The Board also considered the relationship between the Adviser and the Sub-Adviser and noted that the Sub-Adviser is an affiliated person of the Adviser under the 1940 Act. The Independent Trustees concluded that the nature, extent and quality of the services to be provided by the Sub-Adviser would be satisfactory and the Board supported a decision to approve the Investment Subadvisory Agreement.

The investment performance of the Fund. The Board noted that the Sub-Adviser is a newly proposed sub-adviser to the Fund, and consequently, the Fund’s performance was not relevant to their considerations. The Board noted that the Sub-Adviser had provided information regarding the past performance of the Sub-Adviser’s composite strategy most comparable to the portion of the portfolio that the Sub-Adviser will be managing for the Fund. The Board noted that the performance information reflected positively on the Sub-Adviser’s experience and ability to successfully implement the strategy that was proposed for a portion of the Fund.

The cost of advisory services to be provided and the level of profitability. Profitability of the Sub-Adviser or its affiliates in providing services to the Fund was not a significant factor considered by the Board, because the sub-advisory fee would be paid by Angel Oak out of the advisory fee paid to it by Fund, and not by the Fund. In addition, the Board considered representations from Angel Oak that the sub-advisory fee to be paid by Angel Oak to the Sub-Adviser for services provided to the Fund was the result of arm’s length negotiations and appropriately reflected the estimated services to be provided by the Sub-Adviser.

The extent to which economies of scale may be realized as the Fund grows and whether the sub-advisory fee reflects possible economies of scale. The Board noted that, because the sub-advisory fee for the Fund would be paid by Angel Oak, not by the Fund, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Benefits to the Sub-Adviser from its relationship with the Fund (and any corresponding benefits to the Fund). The Board considered that the Sub-Adviser’s relationship with the Fund would be limited to its provision of sub-advisory services to the Fund and that, therefore, Angel Oak believed that the Sub-Adviser would not receive tangible ancillary benefits as a result of its relationship with the Fund. The Board recognized that the Sub-Adviser could receive intangible benefits from its association with the Fund, such as increased name recognition or publicity from being selected as a sub-adviser to Fund after an extensive review process. The Board also noted that Angel Oak and the Sub-Adviser may derive indirect benefits from the Sub-Adviser’s relationship with the Fund in the future due to the recent affiliation between Angel Oak and the Sub-Adviser. The Trustees concluded that other benefits derived by the Sub-Adviser from its relationship with the Fund are reasonable and fair and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the Investment Subadvisory Agreement, the Trustees determined that the Sub-Adviser has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Trustees also concluded that the Sub-Adviser has made a significant entrepreneurial commitment to the management and success of the Fund, which entails a substantial financial and professional commitment. The Board also considered matters with respect to the brokerage practices of the Sub-Adviser, including its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

Following further discussion and the consideration of questions raised by the Independent Trustees, the Trustees determined that they had received sufficient information in order to consider the approval of the Investment Subadvisory Agreement. It was noted that, in making their determinations, the Trustees had considered and relied upon the materials provided to them for use at the Board Meeting and the presentation of the representatives of the Sub-Adviser. Based upon all of the foregoing factors and such other matters as were deemed relevant, the Independent Trustees concluded that the factors supported a determination to approve the Investment Subadvisory Agreement. It was noted that no single factor was determinative to the decision of the Trustees. The Independent Trustees concluded that the approval of the Investment Subadvisory Agreement was in the best interests of the Fund and its shareholders.

Additional Information Regarding the Sub-Adviser

Brookfield Public Securities Group LLC, located at Brookfield Place, 225 Liberty Street, New York, New York. The Adviser and PSG are under common control, and therefore are affiliated persons with each other under the 1940 Act, since they are each controlled by the same indirect parent company, Brookfield Asset Management Ltd. The names and addresses of all parents of the Sub-Adviser and the basis of control of the Sub-Adviser and each parent by its immediate parent is set forth in Appendix C. If the Investment Subadvisory Agreement is approved by shareholders, it will continue for an initial term of two years and for subsequent one-year terms so long as it is renewed annually in accordance with its terms.

Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and managing member(s) of the Sub-Adviser is set forth in Appendix E.

The Sub-Adviser does not serve as an investment sub-adviser to any other registered investment companies that have similar investment objectives and strategies to the Fund.

Vote Required for the Proposal

Because this Statement is being furnished to shareholders of the Fund in connection with an action to be taken by written consent in lieu of a meeting of the shareholders, approval of the Investment Subadvisory Agreement requires approval by a majority (i.e., more than 50%) of the Fund’s outstanding shares. Abstention will have the same effect as a vote against the Proposal. A failure by beneficial owners to provide their broker or nominee instructions about how to vote shares will also have the same effect as a vote against the Proposal.

BOARD RECOMMENDATION ON THE PROPOSAL

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT

SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL

OTHER BUSINESS

The Trustees do not know of any matters to be presented other than those set forth in this Statement.

ADDITIONAL INFORMATION

Manager of Managers Exemptive Relief

The Fund is permitted to use a “manager-of-managers” structure pursuant to exemptive relief (the “Relief”) granted by the SEC to the Trust and the Adviser, which, subject to certain conditions, generally allows the Adviser to appoint a sub-adviser for the Fund pursuant to an investment subadvisory agreement without shareholder approval. However, the Relief does not apply to a sub-adviser that is an “affiliated person” (as such term is defined in the 1940 Act) of the Adviser. Accordingly, since PSG is an affiliated person of the Adviser, due to the fact that the Adviser and PSG are under common control, the Relief does not apply with respect to the Investment Subadvisory Agreement. Therefore, shareholder approval is required to approve the Investment Subadvisory Agreement.

Administrator, Principal Underwriters and Transfer Agent

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, WI 53202, serves as the Fund’s administrator and transfer agent. The principal underwriter/distributor of the Fund is Quasar Distributors, LLC (the “Distributor”), located at 190 Middle Street, Suite 301, Portland, ME 04101.

Other Information

Consent solicitation materials, reports and other information filed by the Fund can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains a website (at https://www.sec.gov) which contains other information about the Fund.

Voting Information

Consent Solicitation. The principal consent solicitation will be by the mailing of this Statement, or a Notice of Internet Availability of Consent Solicitation Materials containing instructions on how to access this Statement, on or about January 23, 2026, but consents may also be solicited by telephone and/or in person by representatives of the Trust or regular employees of the Adviser or its affiliate(s). If we have not received your vote as the date of the deadline approaches, you may receive a telephone call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

Shareholder Voting. Shareholders of the Fund who own shares at the close of business on December 8, 2025 will be entitled to a vote on this proposal. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Fractional votes will be counted.

Information regarding the number of issued and outstanding shares of the Fund as of the Record Date is provided in Appendix A, representing the same number of votes for each of the Fund. The persons who are known to have owned beneficially 5% or more of the Fund’s outstanding shares as of the Record Date are listed in Appendix B.

In order that your shares may be represented, you are requested to vote your shares by mail by following the enclosed instructions. Written Consents may be revoked or withdrawn by a shareholder at any time prior to the date that Written Consents of the number of shares required to approve the proposal have been filed with the Secretary of the Trust, which is expected to be on or about March 13, 2026. To be effective, a revocation or withdrawal of a Written Consent must be in writing and must be received by the Secretary of the Trust at 980 Hammond Drive, Suite 200, Atlanta, Georgia 30328. A revocation or withdrawal must specify the shareholder’s name and the date of the Written Consent being revoked or withdrawn.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and proxy statements that the Trust send. If you would like to receive an additional copy, please contact the Fund by writing to the Fund’s address, or by calling the telephone number shown on the front page of this Statement. The Trusts will then promptly deliver, upon request, a separate copy of this Statement, or a Notice of Internet Availability of Consent Solicitation Materials containing instructions on how to access the Statement, to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of a Trust’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

By Order of the Board of Trustees,

/s/ Ward Bortz

Ward Bortz

President, Angel Oak Funds Trust

APPENDIX A

OUTSTANDING SHARES

As of the Record Date, the total number of shares outstanding for the Fund is set forth in the table below:

Name of the Fund	Shares Outstanding

Angel Oak Total Return ETF	360,000

A-1

APPENDIX B

SHAREHOLDERS OWNING MORE THAN 5% OF THE FUND

As of the Record Date, the following persons owned, of record and beneficially (unless otherwise indicated), 5% or more* of the Fund’s outstanding securities:

Angel Oak Total Return ETF

Name and Address of the Beneficial Owner	Amount of Shares Owned	Percentage of the Class

National Financial Services, LLC 499 Washington Boulevard Jersey City, NJ 17310-1995	282,991	78.61%

BofA Securities, LLC One Bryant Park, 6th Floor New York, NY 10036	23,515	6.53%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	22,952	6.38%

U.S. Bank N.A. 800 Nicollet Mall Minneapolis, MN 55402-2511	20,100	5.58%

*A party holding in excess of 25% of the outstanding voting securities of the Fund is presumed to be a “control person” (as defined in the 1940 Act) of the Fund, based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted for shareholder consideration.

B-1

APPENDIX C

CORPORATE STRUCTURE OF THE SUB-ADVISER

The following sets forth the name and business address of each parent of the Sub-Adviser, and the basis of each parent’s control of the Sub-Adviser as of December 15, 2025.

Brookfield Public Securities Group Holdings LLC

250 Vesey Street

15th Floor

Brookfield Place

New York, NY 10281

Basis of Control: 100% Ownership of the Sub-Adviser

Brookfield US Inc.

250 Vesey Street

15th Floor

Brookfield Place

New York, NY 10281

Basis of Control: 100% Ownership of Brookfield Public Securities Group Holdings LLC

Brookfield US Holdings Inc.

Suite 100

181 Bay Street

Toronto ON M5J2T3

Canada

Basis of Control: 100% Ownership of Brookfield US Inc.

Brookfield Asset Management ULC

1055 West Georgia Street

1500 Royal Centre, P.O. Box 11117

Vancouver BC V6E 4N7

Canada

Basis of Control: 100% Ownership of Brookfield US Holdings Inc.

Brookfield Asset Management Ltd.

250 Vesey Street

15th Floor

Brookfield Place

New York, NY 10281

Basis of Control: 100% Ownership of Brookfield Asset Management ULC

Brookfield Corporation

Suite 100

181 Bay Street

Toronto ON M5J2T3

Canada

Basis of Control: 73% Ownership of Brookfield Asset Management Ltd

C-1

APPENDIX D

FORM OF INVESTMENT SUBADVISORY AGREEMENT

ANGEL OAK FUNDS TRUST

INVESTMENT SUBADVISORY AGREEMENT

for the

ANGEL OAK TOTAL RETURN ETF

This Investment Subadvisory Agreement (the “Agreement”) is made as of [•], 2025, by and between Angel Oak Capital Advisors, LLC (the “Adviser”) and Brookfield Public Securities Group LLC (the “Sub-Adviser”).

WHEREAS, pursuant to an Investment Advisory Agreement dated as of October 1, 2025 (as amended from time to time, the “Advisory Agreement”), the Adviser serves as investment adviser to certain series of Angel Oak Funds Trust, a Delaware statutory trust and an open-end management investment company (the “Trust”), which has filed a registration statement (the “Registration Statement”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Securities Act of 1933, as amended; and

WHEREAS, the Trust is comprised of several separate investment series, including Angel Oak Total Return ETF (the “Fund”); and

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its investment advisory duties under the Advisory Agreement to one or more sub-advisers; and

WHEREAS, the Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser experienced in the management of a portfolio of securities to assist the Adviser in performing services for the Fund; and

WHEREAS, the Sub-Adviser represents that it has the legal power and authority to perform the services contemplated hereunder without violation of applicable law, including the Advisers Act, and desires to provide such services to the Adviser; and

WHEREAS, the Trust and the Fund are intended to be third-party beneficiaries of the arrangements described herein;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1.   Appointment of the Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to provide a continuous discretionary investment program for that portion of the Fund designated by the Adviser as assigned to the Sub-Adviser (a “Segment” of the Fund), subject to such reasonable written instructions and supervision as the Adviser may from time to time furnish. The Sub-Adviser hereby accepts such appointment and agrees to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser will provide the services under this Agreement with respect to the Segment in accordance with the

Fund’s investment objective, policies and applicable restrictions as stated in the Fund’s most recent Prospectus and Statement of Additional Information which will be provided by the Adviser and as the same may, from time to time, be supplemented or amended and in resolutions of the Trust’s Board of Trustees. The Adviser agrees to furnish to the Sub-Adviser, from time to time, copies of all Prospectuses and Statements of Additional Information and of all amendments of, or supplements to, such Prospectuses and Statements of Additional Information and of all resolutions of the Trust’s Board of Trustees applicable to the Sub-Adviser’s services hereunder and agrees that the Sub-Adviser shall not be responsible for complying with such documents and/or instructions unless and until such documents and/or instructions have been provided to the Sub-Adviser. The Adviser also agrees to provide the Sub-Adviser with information regarding cash requirements and cash available for investment in the Segment. For purposes of compliance with the Fund’s investment objective, policies and applicable restrictions, the Sub-Adviser shall be entitled to treat the Segment as though the Segment constituted the entire Fund, and the Sub-Adviser shall not be responsible in any way for the compliance of any assets of the Fund, other than those in the Segment, with the Fund’s investment objective, policies and applicable restrictions.

The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Fund or the Trust in any way.

2.   Subadvisory Services. Subject to such reasonable written instructions and supervision as the Adviser shall from time to time furnish and consistent with the Fund’s investment objective, policies and applicable restrictions as stated in the Fund’s most recent Prospectus and Statement of Additional Information, the Sub-Adviser will provide an investment program for the Segment, including investment research and management with respect to securities and investments, including cash and cash equivalents in the Segment, with full discretion to determine from time to time what securities and other investments will be purchased, retained or sold by and within the Segment. The Sub-Adviser will exercise full discretion to implement such determinations through the placement, on behalf of the Fund, of orders for the execution of portfolio transactions through such brokers or dealers as it may select for ensuring best execution with respect to such orders. The Sub-Adviser shall initially determine and make such modifications to the identity and amount of the securities to be accepted in exchange for creation units of each Fund and the securities that will be applicable that day to redemption requests received by such Fund as may be determined by the Sub-Adviser in its management of the Segment. The Sub-Adviser may utilize the personnel of its affiliates to assist it with providing its services under this Agreement, provided that Sub-Adviser: will remain solely responsible for the provision of services under this Agreement; will supervise the personnel of its affiliates and subject them to its Code of Ethics; and represents that it will satisfy the conditions adopted by the SEC staff with respect to utilizing personnel of affiliates.

In fulfilling its responsibilities hereunder, the Sub-Adviser agrees that it will, with respect to the Fund:

a.	act in a manner consistent with applicable national, federal and state laws and regulations in rendering the services it agrees to provide under this Agreement;

b.

comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations and, in addition, will conduct its activities under this Agreement in accordance with any applicable regulations of any government authority pertaining to the investment advisory activities of the Sub-Adviser and shall furnish such written reports or other documents substantiating such compliance as the Adviser reasonably may request from time to time;

c.	not make loans to any person to purchase or carry shares of beneficial interest in the Trust or make loans to the Trust;

d.	place orders pursuant to investment determinations for the Fund either directly with the issuer or with an underwriter, market maker or broker or dealer. In placing orders, the Sub-Adviser will use its commercially reasonable best efforts to seek best execution of such orders, having regard to all factors it considers relevant. Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, effect portfolio securities transactions through brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Fund and/or other accounts over which the Sub-Adviser exercises investment discretion. Subject to the review of the Trust’s Board of Trustees from time to time with respect to the extent and continuation of the policy, the Sub-Adviser is authorized to cause the Fund to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion. The Trust or the Adviser may, from time to time in writing, direct the Sub-Adviser to place orders through one or more brokers or dealers and, thereafter, the Sub-Adviser will have no responsibility for ensuring best execution with respect to such orders. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser or any affiliated person of the Sub-Adviser as principal except as may be permitted by the 1940 Act or an exemption therefrom. If the Sub-Adviser determines in good faith that the transaction is in the best interest of each client, securities may be purchased on behalf of the Fund from, or sold on behalf of the Fund to, another client of the Sub-Adviser, subject to the Trust’s policies and procedures (as provided to the Sub-Adviser from time to time) and applicable laws and regulations;

e.

maintain all necessary or appropriate records with respect to the Fund’s securities transactions for the Segment in accordance with all applicable laws, rules and regulations, including but not limited to Section 31(a) of the 1940 Act, and will furnish the Trust’s Board of Trustees and the Adviser such periodic and special reports as the Trust’s Board of Trustees and Adviser reasonably may request;

f.

treat confidentially and as proprietary information of the Adviser and the Trust all records and other information relative to the Adviser and the Trust and prior, present, or potential shareholders, and will not use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, except that the Sub-Adviser may divulge such information to its independent auditors and attorneys that are bound by similar obligations of confidentiality, and, subject to prompt notification to the Trust and the Adviser (if permitted by law), to regulatory authorities to the extent such disclosure is required by applicable laws, or when so requested by the Adviser and the Trust; provided, however, that nothing contained herein shall prohibit the Sub-Adviser from (1) advertising or soliciting the public generally with respect to other products or services, regardless of whether such advertisement or solicitation may include prior, present or potential shareholders of the Fund, (2) including the Adviser and Trust on its general list of disclosable clients or (3) utilizing the track record generated by Sub-Adviser with respect to the Fund;

g.

in conducting its fiduciary functions, Sub-Adviser will exercise independence with respect to investment decisions, in that it will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Fund’s account are customers of the Adviser, other sub-advisers, the Sub-Adviser or of their respective parents, subsidiaries or affiliates. If dealing with such customers of the Adviser or its other sub-advisers, if any, the Sub-Adviser and its subsidiaries and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust except if relevant to the Fund’s investment policies and restrictions;

h.

to the extent reasonably requested by the Trust, the Sub-Adviser will use its reasonable best efforts to assist the Chief Compliance Officer of the Trust in respect of Rule 38a-1 under the 1940 Act upon request including, without limitation, providing the Chief Compliance Officer of the Trust with (i) copies of the compliance policies and procedures of the Sub-Adviser, (ii) a compliance report concerning the Sub-Adviser’s compliance program in connection with the annual review thereof by the Trust required under Rule 38a-1 and (iii) upon request, a certificate of the chief compliance officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1);

i.

vote all proxies for securities held in the Segment in accordance with the Sub-Adviser’s Proxy Voting Policy and maintain records concerning how it has voted such proxies on behalf of the Fund, and those records shall be made available to the Trust upon request for use in connection with the preparation and filing of the Trust’s Form N-PX, provided that the Sub-Adviser will provide the Chief Compliance Officer of the Trust annually with a summary of any material changes to the Sub-Adviser’s Proxy Voting Policy and such reports as the Adviser or the Trust’s Board of Trustees may direct in instances where the Sub-Adviser votes counter to its Proxy Voting Policies. The Sub-Adviser may engage a third party for purposes of providing proxy advisory and/or voting services. The Sub-Adviser is not responsible for making any class action filings on behalf of the Fund or the Trust;

j.

render, upon the reasonable request of the Adviser or the Trust’s Board of Trustees, written reports concerning the investment activities of the Sub-Adviser with respect to the Sub-Adviser’s Segment of the Fund; and

k.

not consult with any other adviser to (i) the Fund, (ii) any other series of the Trust or (iii) any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets except for purposes of complying with applicable law or regulation. The Adviser shall provide a list of such investment companies to the Sub-Adviser to enable the Sub-Adviser’s compliance with this section, and shall update such list as necessary over time. This shall not be deemed to prohibit the Adviser from consulting with any of its affiliated persons concerning transactions in securities or other assets. The Adviser shall not be required to provide the Sub-Adviser with sales data for the Fund or for any other series of the Trust.

3.   Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in performing its services under this Agreement.

For the avoidance of doubt, the Sub-Adviser shall not be responsible for the following expenses of the Fund: (i) the fee payment under the Advisory Agreement as described in paragraph 7 of the Advisory Agreement, (ii) payments under the Fund’s 12b-1 plan (if any), (iii) interest expenses, (iv) dividend and interest expenses related to short sales, (v) taxes, (vi) acquired fund fees and expenses other than fees for funds advised by the Adviser and/or its affiliates, (vii) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, and (viii) litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Subject to the foregoing, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, including without limitation, all costs associated with attending or otherwise participating in regular or special meetings of the Trust’s Board of Trustees, or with the Adviser, as reasonably requested from time to time, and additions or modifications to the Sub-Adviser’s operations necessary to perform its services hereunder in compliance with this Agreement, any other procedures reasonably implemented by the Adviser or the Trust’s Board of Trustees and applicable law. The Sub-Adviser shall also be responsible for all costs associated with any proxy statements, information statements and/or other disclosure materials that are for the primary benefit of, or otherwise occur as a result of a significant event occurring with respect to, the Sub-Adviser such as a change in control (including, but not limited to, the legal fees associated with preparation, printing, filing and mailing thereof, as well as any shareholder meeting and/or solicitation costs, if applicable).

4.   Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records, if any, that it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Trust any such records upon the Adviser’s or the Trust’s request, provided that the Sub-Adviser may retain copies of such records if required, and for periods required, by applicable law or internal compliance policies, and that such records shall be available for inspection by the SEC.

5.   Compensation of the Sub-Adviser.

a.

In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser, in arrears, an amount calculated at an annual rate equal to 0.18% of the net assets of the Segment of the Fund that is managed by the Sub-Adviser (“Net Assets Under Management”), paid quarterly; or formulaically:

Sub-Advisory Fee = 0.18% x the Net Assets Under Management

b.	Such fee for each calendar quarter shall be calculated based on the average daily Net Assets Under Management during the quarter just ended.

c.

If the Sub-Adviser should serve for less than the whole of any calendar quarter, its compensation shall be determined as provided above on the basis of the average daily net assets managed in the partial month in which the services occur and shall be payable on a pro rata basis for the period of the calendar quarter for which it has served as Sub-Adviser hereunder.

6.   Exclusivity. Except to the extent agreed to below by the Adviser and the Sub-Adviser, the services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not materially impaired. It is understood that any action taken by the Sub-Adviser under this Agreement may differ from the advice given or the timing or nature of any action taken with respect to other clients of the Sub-Adviser, and that a transaction in a specific security may not be accomplished for all clients of the Sub-Adviser at the same time or at the same price.

Nothing in this Agreement shall be deemed to impose on the Sub-Adviser any obligation to make any trade, purchase or sale for the Fund regarding any security or option thereon which the Sub-Adviser may recommend to purchase or sell for its own account or for the account of any other client, nor shall anything in this Agreement be deemed to impose upon the Sub-Adviser any obligation to give the Fund the same advice as may be given to any other client. The Adviser acknowledges (on its own behalf and on behalf of the Trust and the Fund) that the Sub-Adviser and any of its members, managers, officers and/or directors, may from time to time have positions in or transact in securities and other investments recommended to clients, including the Fund. Such transactions may differ from or be inconsistent with the advice given, or the timing or nature of the Sub-Adviser’s action or actions with respect to the Fund. To the extent permitted by law and consistent with the Fund’s policies and procedures, the Sub-Adviser may aggregate the orders of the Fund with orders of its proprietary accounts and/or orders of other clients. Such aggregation may operate on some occasions to the advantage, and on other occasions to the disadvantage, of the Fund.

7.   Use of Names. Subject to the prior written confirmation of accuracy and completeness from the Sub-Adviser, which shall not be unreasonably delayed or withheld, the Adviser and the Trust are authorized to publish and distribute any information, including but not limited to registration statements, advertising or promotional material, regarding the provision of investment advisory services by the Sub-Adviser pursuant to this Agreement and to use in advertising, publicity or otherwise the name of the Sub-Adviser, or any trade name, trademark, trade device, service mark, symbol or logo of the Sub-Adviser that the Sub-Adviser has provided to the Adviser for this purpose. In addition, the Adviser may distribute information regarding the provision of investment advisory services by the Sub-Adviser to the Trust’s Board of Trustees without the prior written consent of the Sub-Adviser. The Sub-Adviser shall not use the name of the Trust, the Fund or the Adviser in any materials relating to the Sub-Adviser (except as otherwise provided for herein) in any manner not approved prior thereto by the Adviser; provided, however, that the Sub-Adviser may use such names to merely refer in accurate terms to the appointment of the Sub-Adviser hereunder, including placing the Trust’s or the Adviser’s name on the Sub-Adviser’s list of representative clients, or which are required by the SEC or a state securities commission. Any other use of names by the Sub-Adviser shall require approval in advance by the Adviser which approval shall not be unreasonably delayed or withheld.

8.   Liability of the Sub-Adviser; Indemnification. Absent willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser (and its affiliated companies and their respective officers, directors and employees) shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses suffered by the Adviser, the Fund, or the Trust in connection with the subject matter of this Agreement or for any losses that may be sustained in the purchase, holding or sale of any security. Notwithstanding the foregoing, neither the Adviser nor the Trust shall be deemed to have waived any rights it may have against the Sub-Adviser under federal or state securities laws. The Adviser and the Trust understand and agree that the Sub-Adviser does not represent and cannot guarantee performance results for the Fund.

The Sub-Adviser shall indemnify and hold harmless the Adviser (and its affiliated companies and their respective officers, directors and employees) from any and all claims, losses, liabilities, costs, expenses or damages (including reasonable attorney’s fees and other related expenses) directly arising out of or in connection with any claim or demand by any person that is based upon the willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under this Agreement.

The Adviser shall indemnify and hold harmless the Sub-Adviser (and its affiliated companies and their respective officers, directors and employees) from any and all claims, losses, liabilities, costs, expenses or damages (including reasonable attorney’s fees and other related expenses) directly arising out of or in connection with any claim or demand by any person that is based upon: (i) the obligations of any other Sub-Adviser to any Fund, (ii) any obligation of the Adviser under the Advisory Agreement that has not been delegated to the Sub-Adviser under this Agreement, (iii) any obligation of the Adviser under this Agreement, (iv) any matter for which the Sub-Adviser does not have liability in accordance with the first sentence of this Section 8, (v) any material breach by Adviser of its duties hereunder and/or (vi) any material inaccuracy or misrepresentation in, or material breach of, any of the representations, warranties, covenants or agreements made by the Adviser hereunder. In no case shall the Sub-Adviser (or any of its affiliated companies and their respective officers, directors and employees) be liable for actions taken or non-actions with respect to performance of services under this Agreement if the Sub-Adviser is instructed in writing by the Adviser or the Trust to take such action or non-action.

9.   Cooperation with the Fund and the Adviser. The Sub-Adviser agrees to reasonably cooperate with and provide reasonable assistance to the Adviser, the Fund, the Fund’s custodian, accounting agent, administrator, pricing agents, independent auditors and all other agents, representatives and service providers of the Fund and the Adviser, and to provide the foregoing persons such information with respect to the Segment as they may reasonably request from time to time in the performance of their obligations; provide prompt responses to reasonable requests made by such persons; and establish and maintain appropriate operational programs, procedures and interfaces with such persons so as to promote the efficient exchange of information and compliance with applicable laws, rules and regulations, and the guidelines, policies and procedures adopted or implemented with respect to the Fund (as provided to the Sub-Adviser from time to time) and/or the Sub-Adviser. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility or liability for the acts, omissions or other conduct of the Fund’s custodian, accounting agent, administrator, pricing agents, independent auditors and all other agents, representatives and service providers of the Fund and the Adviser.

10.   Limitation of the Trust’s Liability. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust’s and the Fund’s liability set forth in its Amended and Restated Declaration of Trust and under Delaware law. The Sub-Adviser agrees that any of the Trust’s obligations shall be limited to the assets of the Fund and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of the Trust.

The names “Angel Oak Funds Trust” and “Trustees of Angel Oak Funds Trust” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Amended and Restated Declaration of Trust dated as of July 22, 2022, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of “Angel Oak Funds Trust” entered into in the name or on behalf thereof, or in the name or on behalf of any series or class of shares of the Trust, by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series or class of shares of the Trust must look solely to the assets of the Trust belonging to such series or class for the enforcement of any claims against the Trust.

11.   Duration, Renewal, Termination and Amendment. This Agreement will become effective as of the date first written above, provided that it shall have been approved by vote of a majority of the Trustees, including a majority of the disinterested Trustees cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of voting on such approval, and a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund (to the extent required by the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction), and, unless sooner terminated as provided herein, shall continue in effect for an initial period of two (2) years.

Thereafter, if not terminated, this Agreement shall continue in effect for successive one year periods provided such continuance is specifically approved at least annually: (a) by the vote of a majority of the disinterested Trustees cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust’s Board of Trustees or by the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund. This Agreement may be terminated at any time, without payment of any penalty, by the Trust’s Board of Trustees, by the Adviser or by a vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund, upon 60 days’ prior written notice to the Sub-Adviser, or by the Sub-Adviser upon 60 days’ prior written notice to the Adviser and the Trust’s Board of Trustees, or upon such shorter notice as may be mutually agreed upon.

This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment (as such term is defined in the 1940 Act). No assignment of this Agreement shall be made by the Sub-Adviser without the consent of the Adviser and the Board of Trustees of the Trust.

In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 4, 8, 12, 14 and 15 of this Agreement shall remain in effect, as well as any applicable provision of this Section 11 and Section 6, to the extent that amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect. All other provisions of the Agreement shall cease to be effective on its termination.

This Agreement may be amended in writing at any time by the Adviser and the Sub-Adviser, subject to approval by the Trust’s Board of Trustees and, if required by the 1940 Act and applicable SEC rules and regulations, a vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund. Notwithstanding the foregoing, the Trust shall be under no obligation to obtain shareholder approval to materially amend this Agreement unless required to obtain such approval pursuant to any orders or rules and regulations which may have been issued by the SEC.

12.   Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties except as required by law or as required or permitted by this Agreement.

13.   Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14.   Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof and each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all parties.

15.   Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered in person or by messenger, electronic mail or by a reputable overnight delivery service which provides evidence of receipt to the parties at the following addresses (or at such other address or number for a party as shall be specified by like notice):

(a)   if to the Sub-Adviser, to:

Brookfield Public Securities Group LLC

110 N. Wacker Drive, Suite 2700

Chicago, Illinois 60606

Attention: General Counsel

(b)   if to the Adviser, to:

 Angel Oak Capital Advisors, LLC

 980 Hammond Drive, Suite 200

 Atlanta, Georgia 30328

 Attention: Chief Compliance Officer

Each such notice or other communication shall be effective when delivered at the address specified in this section.

16.   Representations and Warranties. Adviser represents and warrants to Sub-Adviser as follows:

(a)	Adviser is aware of the highly speculative nature of, and risks of loss inherent in, the investments contemplated herein and the Trust and the Fund are financially capable of engaging in such trading.

(b)	Adviser has the legal power to delegate to the Sub-Adviser the investment advisory duties under the Advisory Agreement.

(c)	Adviser has full corporate power and authority to enter into this Agreement and perform the obligations under this Agreement.

(d)	Adviser will promptly notify Sub-Adviser of any material changes of which it is aware that make any of the foregoing representations and warranties inaccurate or untrue in whole or in part.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

ANGEL OAK CAPITAL ADVISORS, LLC

By:

Name:

Title:

BROOKFIELD PUBLIC SECURITIES GROUP LLC

By:

Name:

Title:

APPENDIX E

MANAGERS AND OFFICERS OF THE INVESTMENT SUB-ADVISER

The following sets forth the name and business address of each manager and principal executive officer of the Sub-Adviser as of December 15, 2025:

Paula Horn

President and Chief Investment Officer

110 N. Wacker Drive, Suite 2700

Chicago, IL 60606

Bernie Norton

Managing Director and Head of Client Relationship Management

110 N. Wacker Drive, Suite 2700

Chicago, IL 60606

Liam O’Connor

Director and Head of Finance

110 N. Wacker Drive, Suite 2700

Chicago, IL 60606

Elizabeth Nelson

Managing Director and General Counsel

110 N. Wacker Drive, Suite 2700

Chicago, IL 60606

John Font

Director and Head of Technology Services and Operations

110 N. Wacker Drive, Suite 2700

Chicago, IL 60606

Kevin Christy

Director and Chief Compliance Officer

110 N. Wacker Drive, Suite 2700

Chicago, IL 60606

E-1

Exhibit A

ANGEL OAK TOTAL RETURN ETF, A SERIES OF ANGEL OAK FUNDS TRUST CONSENT SOLICITATION FOR HOLDERS AS OF 3/13/26 TO BE RECEIVED BY 2/27/26 Your vote is important. Thank you for voting.
Read the Consent Solicitation Statement and have the Written Consent below at hand. Vote by Mail: Use the envelope enclosed

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	V82453-Y27680

Important Notice Regarding the Availability of Consent Solicitation Materials. The following material is available at www.proxyvote.com: Consent Solicitation Statement

The Board of Directors unanimously recommends you consent to the following proposal:	For	Against	Abstain

1.  To approve the appointment of Brookfield Public Securities Group LLC (“PSG”) as investment sub-adviser to the Fund pursuant to an investment subadvisory agreement between PSG and the Fund’s investment adviser, Angel Oak Capital Advisors, LLC.

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